THARIMMUNE

Unlocking Immunology for a Better Tomorrow



Corporate Presentation

September 2024

Nasdaq: THAR | www.tharimmune.com

Forward Looking Statements

Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, contained in this press release, including statements regarding the timing and design of Tharimmune's future Phase 2 trial, Tharimmune's strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "depends," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "target," "should," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Factors that may cause such differences, include, but are not limited to, those discussed under Risk Factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2023 and other periodic reports filed by the Company from time to time with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company's views as of the date of this release. Subsequent events and developments may cause the Company's views to change; however, the Company does not undertake and specifically disclaims any obligation to update or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this release.

Tharimmune (Nasdaq: THAR) Corporate Overview

TH104: De-risked clinical program with an approved active + novel technology
Recently completed Phase 1 study; positive safety & PK readout completed in 2Q24
Anticipate Phase 2 initiation in chronic pruritus in primary biliary cholangitis (PBC) by YE24; topline readout in 2025

Current cash sufficient for Phase 2 readout of TH104
Company raised ~$13M in last 12 months; funds upcoming clinical trial for 2025 readout

TH023: Oral infliximab expands clinical pipeline and adds platform technology
TH023 utilizes approved infliximab active with novel oral antibody platform
Approved infliximab biosimilars gaining global traction, including in US

Estimated Large Annual Market Opportunities for TH104 and TH023
Indication expansion to pruritus in chronic liver disease beyond PBC and inflammatory diseases drives value
Oral infliximab and high value biologics compete in multi-billion dollar immunology and metabolic markets

Global IP Protection of Assets
Multiple US & worldwide patents with global commercial rights to pipeline

Tharimmune Corporate and Financial Highlights

TH104 is a proprietary transmucosal buccal (inside the cheek) film embedded with an FDA approved drug (nalmefene)

- ✓ Phase 2 in chronic pruritus (debilitating itching) in primary biliary cholangitis (PBC) to initiate 4Q24
- ✓ Successful TH104 US Phase 1 safety and pharmacokinetic readout completed in 2Q24
- ✓ Positive FDA feedback obtained for Phase 2
- ✓ Company funded to readout Phase 2 in 2025

Recently licensed TH023, an oral anti-tumor necrosis factor-alpha (TNF-α) **monoclonal antibody infliximab**

Cap Table	
Common Stock Outstanding	1,164,292
Treasury Stock	(246)
Common Stock Equivalents	759,877
Fully Diluted Shares Outstanding	**1,923,917**

Balance Sheet Data	As of June 30, 2024
Cash	$7,895,827
Total Assets	$8,257,447
Total Liabilities	$1,563,539
Total Stockholders' Equity	$6,693,908

Experienced Leadership with Successful Track Record

Executive Team



Randy Milby
Chief Executive Officer



Sireesh Appajosyula
Chief Operating Officer



Thomas Hess, CPA.
Chief Financial Officer



Nir Barak, MD.
Chief Medical Advisor

Board of Directors

Randy Milby
Chairman of the Board

Leonard Mazur
Director

Lynne A Bui
Director

Sireesh Appajosyula
Director

Kelly Anderson
Director

Tharimmune Clinical-Stage Pipeline and Anticipated Milestones

Stage	Candidate	Modality & Indication	Preclinical	Phase 1	Phase 2	Anticipated Milestones
Clinical Stage	***TH104*** *MOR/KOR*	**Buccal Transmucosal Film** *Avoids first pass liver effect* ***Moderate-to-Severe Chronic Pruritis in Primary Biliary Cholangitis***	***Phase 2***			***4Q24:*** Ph2 Initiation ***2025***: Ph2 Topline Readout
		Undisclosed Indication	***Phase 1 Ready****			
	TH023 *Anti-TNFα*	**Oral Infliximab** *Only approved as IV/SC* ***Multiple High Value Autoimmune Indications***	***Phase 1 Ready†***			***2025***: Ph1 Topline Readout
Early Stage	***Antibodies/Knob Domains/ADCs***	***HER2/HER3/PD-1***				***2024:*** Pre-clinical Studies ***2025:*** IND enabling studies

MOR = mu opioid receptor; KOR = kappa opioid receptor; TNFα = tumor necrosis factor-alpha;
*pending discussions with FDA; †trial initiation ex-US; Celltrion has right-of-first refusal post Phase1/2

THARIMMUNE

THARIMMUNE

Lead Candidate:

TH104



TH104 Contains Nalmefene: Established Proof-of-Concept with Limitations

Current nalmefene formulations in US are intravenous and intranasal: only approved for acute opioid overdose

---

Current formulations not ideal for chronic use

Oral route explored with high doses[1]

Efficacy established in PBC patients with pruritis

TH104: Avoidance of early liver metabolism via buccal route could benefit liver impaired patients

Nalmefene Suppresses Pruritus in PBC Patients[1]


Geometric mean hourly scratching activity
316.2
100.0
31.6
10.0
3.2
Control
Nalmefene
Mean visual analog score (cm)
6
4
2
0
Control
Nalmefene

Oral tablet dose ranging from 40 to 240 mg BID x 12 weeks

Nalmefene therapy was associated with a 75% reduction in hourly scratching activity ($P < .01$)

Nalmefene tablet formulation approved in Europe (Selincro® containing 18.06 mg nalmefene as hydrochloride dihydrate; manufactured by H Lundbeck A/S) approved for alcohol use disorder; Not available in United States

1. Bergasa N et. al. Oral nalmefene therapy reduces scratching activity due to the pruritis of cholestasis: a controlled study J Am Acad Dermatol 1999;41:431-4

TH104: Proprietary Transmucosal Buccal Film Avoids First-Pass Liver Metabolism

Ability to bypass liver metabolism

De-risked CMC Process



Simple and convenient (dime-sized film)

TH104

Buccal film technology for optimizing drug delivery in Immunology



Issued patents with multiple patents pending

Adheres to inner cheek & absorbs in oral mucosa into bloodstream

Phase 1 study demonstrated TH104 oral film had comparable safety and tolerability to IV

Drug embedded on proprietary transmucosal film

- ✓ Once-Daily Dosing
- ✓ Rapid Onset
- ✓ High Absorption

Designed to bypass liver

(no first-pass effect)

- ✓ Absorbs in oral mucosa & distributes to skin
- ✓ Designed for liver impaired conditions

THARIMMUNE

High Unmet Need: Moderate-to-Severe Chronic Pruritis (debilitating itching) in PBC

In patient testimonials, PBC itch is described as "the worst, most unimaginable itch", like bugs crawling under the skin".

- PBC is an ***orphan disease*** in the USA and Europe, with 178k patients in US.
- Affects men & women (rate higher in women: ~ 1 in 1,000 > 40 years old)[2]
- **65% of patients** have "worse ***nocturnal*** pruritus" with 71% of patients stating a disturbance in their sleep[3]



More than 70% of Primary Biliary Cholangitis (PBC) patients affected by pruritus[1]

PBC is a chronic disease where **bile ducts in the liver** are eventually dysfunctional; the bile builds up and causes liver damage.[4]

1. Gungabissoon U, et al. BMJ Open Gastro 2022;**9**:e000857. doi:10.1136/bmjgast-2021-000857
2. https://www.healthywomen.org/condition/primary-biliary-cholangitis-pbc
3. Rishe et. al. Itch in Primary Biliary Cholangitis: A Patients' Perspective Acta Derm Venereol 2008; 88: 34-37
4. https://www.niddk.nih.gov/health-information/liver-disease/primary-biliary-cholangitis/definition-facts

THARIMMUNE

TH104 Mechanism of Action: Dual Modulation of MOR/KOR Receptors

Pruritic Skin


MOR
Activation
KOR
Deactivation

Induction of itch from overactivation of MOR and/or KOR deactivation

Normal Skin


KOR
Ligands
MOR

THAR104 looks to balance MOR and KOR activation to relieve pruritis

Kappa-opioid receptors (KORs) and mu-opioid receptors (MORs) have been implicated in both the suppression and promotion of itch, respectively, and pronounced in conditions such as liver and atopic diseases

Endogenous Opioids Overexpressed in CLD[2]


r=0.480
*p=0.032
β-endorphin/dynorphin A ratio
2.0
1.5
1.0
0.5
0
0
50
100
VAS pruritus score in patients with CLD

CLD – chronic liver disease

1. Kim, BS, et. al. Role of kappa-opioid and mu-opioid receptors in pruritus: peripheral and central itch circuits. *Exp Dermatol*. 2022; 31: 1900-1907. doi: 10.1111/exd.14669
2. Moniaga CS, et. al. Plasma dynorphin A concentration reflects the degree of pruritus in CLD Acta Derm Venereol. 2019 Apr 1;99(4):442-443. doi: 10.2340/00015555-3139.

TH104: Phase 1 in Different Cohorts with CLD Decreased Pruritus Scores

All Patients Responded to TH104

- Single-dose, single-center, open-label, randomized, study conducted in India in two different cohorts
- Primary outcome measure: safety and tolerability of a buccal dose in CLD patients
- Secondary objective: response for clinical efficacy for pruritus or "debilitating itching" using a ***validated endpoint***, the Worst Itch-Numerical Rating Scale (WI-NRS)
- At 24-hours, Groups A & B had mean declines of 30.7% & 35.2%, respectively in pruritus scores. ***All 12 subjects had a mean decline of 33.3% in itch scores after a single dose at 24-hours*** post dosing



% change from baseline in Worst Itch – Numerical Rating Scale (WI-NRS)
1h post-dose
2h post-dose
4h post-dose
8h post-dose
24h post-dose
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
-40.0%
-45.0%
n=12; Cohort A (6); Cohort B (6)
Cohort A
Cohort B
Total

Cohort A: Child-Pugh A Liver Cohort; Baseline WI-NRS = 4.33
Cohort B: Child-Pugh B Liver Cohort; Baseline WI-NRS = 6.17
Total: Baseline WI-NRS = 5.25

The WI-NRS is a validated numerical rating scale with 11 numbers anchored at 0 representing "no itch" to 10 representing "worst imaginable itch" which are displayed; patients are asked to pick the number corresponding to the intensity of their pruritus.

THARIMMUNE

TH104: Phase 1 in Healthy Volunteers Comparable to Tablet (Available in EU Only)*

Once-daily Dosing, Rapid Onset, High Bioavailability



25
20
15
10
5
0
Concentration (ng/mL)
Reference Tablet Formulation
TH104 Buccal Film
0
10
20
30
40
50
60
70
80
90
100
hours

Adverse Events (N=12)	Total AE Mild	Total AE Moderate	Total AE Severe
Dizziness	5	0	0
Headache	1	1	0
Somnolence	10	0	0
Nausea	3	0	0
Vomiting	2	0	0

- ✓ **Safe**: Well tolerated in all Human Phase 1 Trials
- ✓ ***Convenient:*** Once daily dosing; detected in plasma in minutes
- ✓ ***Ease-of-Use:*** *Adheres in seconds;* dissolves in minutes

Safety of TH104 in-line with known approved nalmefene formulations

**Nalmefene tablet formulation approved in Europe (Selincro® containing 18.06 mg nalmefene as hydrochloride dihydrate; manufactured by H Lundbeck A/S) approved for alcohol use disorder; Not available in United States*

THARIMMUNE

US Phase 1 Study Showed Positive Safety/Tolerability and PK Reported in 2Q24

Study Design: Single-dose, single-center, open-label, randomized, 2-way crossover study (2 treatments, 2 periods and 2 sequences) of TH104 and an intravenous dose of nalmefene injection, with a least 7 days washout period between doses.


N = 16
1:1 male : female
Group 1: TH104 single-dose
Group 2: IV nalmefene single-dose
Washout Period
7 to 11 days
Group 2: TH104 single-dose
Group 1: IV nalmefene single-dose

Study population:

Adult (> 18 years) healthy volunteers

Primary Endpoint:

Absolute Bioavailability of TH104

Secondary Endpoint:

Tolerability of TH104 compared to IV nalmefene

In the readout of the completed trial safety results, all adverse events reported in the clinical trial were categorized as mild with no serious adverse events.

Source: https://clinicaltrials.gov/study/NCT06198686?intr=th104&rank=1

THARIMMUNE

TH104 Demonstrated Favorable Pharmacokinetic Profile Compared to IV Dosing



Mean Concentration vs. Time Curve of Nalmefene (semilog plot)
10000.0
1000.0
100.0
10.0
1.0
0.1
Mean Plasma Concentration (pg/mL)
0
8
16
24
32
40
48
56
64
72
Time (h)
16 mg TH104
1 mg intravenous reference

Pharmacokinetic profile of oral transmucosal delivery of TH104 comparable to IV delivery

PK Profile:

- **Primary endpoint of the absolute bioavailability*: 0.459 (45.9%)**
- Median time to maximum concentration (C_{max}): 2.0 hours
- Mean half-life ($T_{1/2}$): 14 hours

AE Profile:

- Treatment emergent adverse events (TEAEs) reported in 8 subjects (40.0%) in TH104 group; 7 subjects (36.8%) in IV
- All reported TEAEs were considered mild in severity
- Most frequently reported TEAE in both groups was dizziness (4 TH104 group; 7 intravenous)
- TEAEs reported in at least 2 subjects in any treatment group were nausea (3 in each group) and somnolence (3 in each group).

*fraction (or percentage) of the administered dose absorbed into the systemic circulation compared to an equivalent intravenous dose of nalmefene

THARIMMUNE

Chronic Pruritis Highly Prevalent in Liver Disease Patients[1]

~1.7 million patients suffer from pruritus in liver disease[2]

>70% of PBC patients affected by pruritus at some point during their disease course[2]

Prevalence of pruritus in liver diseases[2,3,4]

- PBC: 75 %
- Overlap Syndrome: 60 %
- Chronic HCV: 45 %
- MASH: 45 %
- PSC: 70 %
- Total: 40 %

1. Center for Disease Control and Prevention - Summary Health Statistics: National Health Interview Survey, (2018), Table A-4a, page 1-9.
2. Gungabissoon U, et al. BMJ Open Gastro 2022;**9**:e000857. doi:10.1136/bmjgast-2021-000857
3. Oeda, S, et al. Prevalence of pruritus in patients with chronic liver disease: A multicenter study, Hepatology Research, 48: E252–E262, (2018)
4. Nietsche Cholestatic pruritus: a knowledge update, Anais Brasileiros de Dermatologia,Volume 97, Issue 3, 2022.

Primary Biliary Cholangitis Induced Pruritis Market


TH104
Current forecast expected to reach $350M-$500M in US Revenue for Pruritis in PBC


Additional Indications
Pruritus in Liver diseases
Alternative Causes of Pruritis
Atopic Dermatitis

Using rare disease model ranges supported by Evaluate Pharma February 2017 – Pricing of Rare Disease Drugs: Orphan Drug Pricing Model. Median value based on moderate-to-severe pruritus in PBC Patients (WI-NRS Scores >4

Primary Biliary Cholangitis and Pruritis Competitive Landscape

PBC Treatment

$4.3B Acquisition by Gilead
Livdelzi® (seldelapar) approved for the 2L treatment of PBC; shows modest decrease in itch

Nasdaq:GNFT
. €120m upfront and up to €360m in milestone payments from Ipsen
Iqirvo® (elafibranor) approved for 2L treatment of PBC, does not treat pruritis

~$1.0B Acquisition by Alfasigma
Ocaliva® (obeticholic acid) approved for 2L treatment for PBC with net sales guidance of ~$350 million in 2023

THARIMMUNE

TH104: Once a Day Buccal Treatment for PBC Pruritis with Potential to Initiate Phase 3 in 2025

Company has commercial applicability in PBC pruritis and other pruritic pathologies

Pruritis Treatment

$942m Acquisition by Ipsen
Bilvay® (odevixibat) approved pruritus in pediatric patients with rare cholestatic liver disease

Nasdaq: MIRM
Livmarli® (maralixibat) approved oral solution for pruritus in pediatric patients with rare cholestatic liver disease

Big Pharma
Linerixibat in phase 3 development for pruritus in PBC since 2020 (Ph 2 GLIMMER study was not stat. sig. in overall population)

All data retrieved from public SEC filings and company websites

THARIMMUNE

Oral Infliximab:

TH023



TH023 Utilizes Potential Best-in-Class Proprietary Oral Antibody Delivery Platform

Outside Polymer Coating



Pill Core



Phloral®

Dual-Trigger Enteric Coating for Targeted Drug Delivery to Lower GI

Precision Drug Release in Ileum/Colon



TILLOTTS PHARMA
ZERIA GROUP
GI-health is our passion™

TH023 utilizes approved monoclonal antibody infliximab sourced from Celltrion


mAb
Fab
VHH

+



Soteria®

(Library of Amino-acids)

Stabilizes antibody against proteases

Natural intestinal transcytosis via active and passive transport

THARIMMUNE

TH023 Contains Infliximab: Gold Standard for Multiple Autoimmune Diseases

Biologics: Targets and Therapy

Dovepress
open access to scientific and medical research

Open Access Full Text Article

REVIEW

Remicade® (infliximab): 20 years of contributions to science and medicine

This article was published in the following Dove Press journal:
Biologics: Targets and Therapy

Richard Melsheimer[1]
Anja Geldhof[1]
Isabel Apaolaza[1]
Thomas Schaible[2]

Abstract: On August 24, 1998, Remicade® (infliximab), the first tumor necrosis factor-α (TNF) inhibitor, received its initial marketing approval from the US Food and Drug Administration for the treatment of Crohn's disease. Subsequently, Remicade was approved in another five adult and two pediatric indications both in the USA and across the globe. In the 20 years since this first approval, Remicade has made several


NDC 57894-030-01
Remicade
(infliximab)
For Injection
100 mg per vial
Single use vial -
Discard unused portion
Each patient is required to receive the enclosed Medication Guide
Must Reconstitute and Dilute Before Intravenous Infusion
Must infuse over at least 2 hours with an in-line filter
Rx only


Zymfentra
infliximab-dyyb
Injection
120 mg/mL
FOR SUBCUTANEOUS USE ONLY

In 2016, JNJ reported Remicade sales of $7 B*

Remicade®: first TNF-α inhibitor approved by FDA in 1998

Widely used in the treatment of active plaque psoriasis, rheumatoid arthritis, ulcerative colitis, and Crohn's disease in children and adults

<u>Biosimilars approved in global markets & US:</u>

Inflectra® (infliximab dyyb) developed by Celltrion and Hospira (PFE) in the European and US markets >10 years

Data shows switching from the reference infliximab to biosimilar found no "medically meaningful" changes in indicators of effectiveness or safety

Subcutaneous **Zymfentra® (infliximab dyyb) approved by FDA in 2024 forecasted to yield $2.3 B in sales by 2029****

https://www.centerforbiosimilars.com/view/long-term-observational-study-supports-switch-from-infliximab-to-sb2-in-ibd
*https://www.biopharma-reporter.com/Article/2017/05/31/Janssen-At-least-5-more-years-of-multi-billion-dollar-Remicade-sales
**https://www.pharmaceutical-technology.com/news/fda-approves-celltrions-subcutaneous-remicade-biosimilar-for-ibd/?cf-view

High Activity in Oral Therapies Against Traditional Injectable Biologic Targets



Entyvio vedolizumab



Target	**α4β7 integrin**
Indication(s)	**IBD**



Small Molecules

Lilly
DICE Therapeutics
$2.4b Acquisition

MORPHIC
$3.2b Acquisition



Cyclic Peptide

ZEALAND PHARMA
NASDAQ Listed

Skyrizi risankizumab-rzaa
Tremfya (guselkumab)



IL-23

IBD and Psoriasis



Small Molecule

ventyx BIOSCIENCES
NASDAQ Listed



Cyclic Peptide

Protagonist Therapeutics
janssen
$1b Licensing Deal

Cosentyx (secukinumab)



IL-17

Psoriasis



Small Molecules

DICE Therapeutics
$2.4b Acquisition
Lilly

C 4 X D
sanofi
$0.5b Licensing Deal

THARIMMUNE

TH023 Exceeds Trough Concentration and Matches Subcutaneous Injection Cmax

In-vivo PK in Healthy Mice Following QD Dosing for 1wk



Intra-Duodenal
Healthy
C57BL/6 mice
Intra-Colonic



Local administration, daily from days 0 to 8 (QD)
0
1
2
3
4
5
6
7
8
Dosing regimen
IV injection on days 0, 3, 6 (Q3D)
0
3
6
8
Day 0
Day 2
Day 4
Day 6
Day 8
Start Dosing, collect plasma 2h post dosing
Intermediate plasma samplings
Terminal plasma, entire small intestine and colon



mAb in Plasma (μg/mL)
mAb conc. (μg/mL)
100
10
1
0.1
D0
D2
D4
D6
D8
Q2W SC Injection Cmax
Average Serum Trough Conc. for Efficacy
mAb (50mg/kg) + Soteria via Colon
mAb (50mg/kg) + Soteria via Small Intestine
mAb (18mg/kg) + Soteria via Small Intestine

Colon targeting of mAb showed higher systemic conc. vs **small intestine delivery**, potentially due to better enzymatic stability and active transport receptor engagement

No dose effect observed between 50 and 18mg/kg, potentially due to intestinal epithelial transport saturation.

QD dosing of antibody enables build-up in plasma levels due to $t_{1/2}$ of ~3-4 days in mouse.

THARIMMUNE

TH023 Systemic Concentration May Exceed Injection Trough and Cmax

PK Plot with Individual Mouse Data Points



mAb in Plasma (μg/mL)
mAb conc. (μg/mL)
100
10
1
0.1
D0 D2 D4 D6 D8 D0 D2 D4 D6 D8 D0 D2 D4 D6 D8
mAb (50mg/kg) + Soteria via Colon
mAb (50mg/kg) + Soteria via Small Intestine
mAb (18mg/kg) + Soteria via Small Intestine

Modelling 1wk mAb plasma conc. to 12 wks. in humans with $t_{1/2}$ ~10 days



The time course of concentrations
Concentration (mg/L)
35
30
25
20
15
10
5
Oral
SC Injection*
Serum Trough Conc.
1wk
4 wks.
8 wks.
0
500
1000
1500
2000
Time(h)

- All arms reached **> therapeutic serum trough concentration** for injectable mAbs in humans.
- When 1wk plasma conc. is modelled in humans with a $t_{1/2}$ of 10days, the **mAb concentration surpasses Q2W 240mg SC injection PK profile**.

*Schreiber et al., Gastroenterology, 2021; 160:2340-2353

THARIMMUNE

Oral Biologics Delivery Platform Compared to Other Technologies in Development

Orally Ingestible Devices

Rani Therapeutics | BIORA Therapeutics | BIO▸GRAIL



Drug Loaded Needles

- ❌ No enzyme protection if deployment fails
- ❌ CMC/COGS/Safety challenges
- 🟡 Injection into tissue for systemic delivery hampered by deployment failures

Oral Antibody Platform Technology

Intract Pharma + THARIMMUNE



Enzyme Stabilizer + Amino Acids

- ✔ Enzyme protection for high local tissue exposure
- ✔ CMC/COGS
- 🟢 Modest permeation enhancement

Tharimmune Has Significant Upcoming Clinical Milestones

2 Clinical Readouts in the Next 12-18 Months

2024

4Q

TH104
Phase 2 Trial Initiation for chronic pruritus in PBC

1H/2H

Initiate Phase 1 Trial of TH023

2025

1H/2H

Topline Results of TH104 Phase 2 Trial in PBC

2025/2026

2H/1H

Topline Readout of TH023 Phase 1 Trial

Initiate TH104 Potential Registration Trial in Pruritus for PBC

Tharimmune (Nasdaq: THAR) Corporate Overview

TH104: De-risked clinical program with an approved active + novel technology
Recently completed Phase 1 study; positive safety & PK readout completed in 2Q24
Anticipate Phase 2 initiation in chronic pruritus in primary biliary cholangitis (PBC) by YE24; topline readout in 2025

Current cash sufficient for Phase 2 readout of TH104
Company raised ~$13M in last 12 months; funds upcoming clinical trial for 2025 readout

TH023: Oral infliximab expands clinical pipeline and adds platform technology
TH023 utilizes approved infliximab active with novel oral antibody platform
Approved infliximab biosimilars gaining global traction, including in US

Estimated Large Annual Market Opportunities for TH104 and TH023
Indication expansion to pruritus in chronic liver disease beyond PBC and inflammatory diseases drives value
Oral infliximab and high value biologics compete in multi-billion dollar immunology and metabolic markets

Global IP Protection of Assets
Multiple US & worldwide patents with global commercial rights to pipeline

THARIMMUNE

Unlocking Immunology for a Better Tomorrow

Appendix:

Additional Data & Early-Stage Pipeline

1200 Route 22 East, Suite 2000
Bridgewater, NJ 08807
ir@tharimmune.com

Nasdaq: THAR | tharimmune.com



Indication Expansion to Inflammatory Pruritogenic Diseases

2.7 M Atopic Dermatitis patients suffer from moderate to severe pruritus[1]

1.3 M patients suffer from pruritus with CKD[4]

1.7 M patients affected by chronic pruritus


THARIMMUNE
Potential for Billion Dollar Market Size

~ 40%: experience pruritus in atopic dermatitis (eczema)[1]

~ 24%: moderate-to-severe pruritus in chronic kidney disease[2]

~ 40%: chronic pruritus in liver diseases[3]

1. Atopic Dermatitis in America Study. Asthma and Allergy Foundation of America and National Eczema Association
2. Sukul et. al. Pruritis and patient-reported outcome in non-dialysis CKD Clin J Am Soc Nephrol. 2019 May 7; 14(5): 673–681
3. Oeda, S, et al. Prevalence of pruritus in patients with chronic liver disease: A multicenter study, Hepatology Research, 48: E252–E262, (2018)
4. Villarroel MA, Blackwell DL, Jen A. Tables of Summary Health Statistics for U.S. Adults: 2018 National Health Interview Survey. National Center for Health Statistics. 2019

TH104 has potential to suppress high IL-17 expression in PBC patients

IL-17 is Overexpressed in PBC[1]


16
12
8
4
0
Median Serum IL-17 (pg/mL)
Health Controls (N=40)
Median Liver Tissue IL-17 (pg/mL)
Health Controls (N=40)
Liver Disease (N=127)

2.5-10X Higher IL-17 Cytokine Expression in Patients with Liver Disease

Nalmefene Shows Anti-IL-17 Effects[2]


nalmefene inhibits TLR4 mRNA expression
0.35
0.3
0.25
0.2
0.15
0.1
0.05
0
Placebo
20 ug/kg
nalmefene reduces inflammatory IL-17 cytokines
9
8
7
6
5
4
3
2
1
0
Placebo
20 ug/kg

Anti-inflammatory Activity of *nalmefene* in Sprague-Dawley Rats

1. Sun, Q et. al. The expression and clinical significance of serum IL-17 in patients with PBC. Ann Transl Med 2019;7(16):389 doi:10.21037/atm.2019.07.100
2. Zhang NL et. al. Effects of nalmefene on TLR4 signaling pathway in rats with LIRi Eur Rev Med Pharmacol Sci 2020; 24:461-468

Tharimmune Supply Agreement With Celltrion Sources Approved Infliximab API

Maintaining a Leading Position in the US, **with Over Double Competitors' Share** while **Sustaining Robust Market Share** in Europe, **especially in Price-Competitive EU5**


Remsima M/S in Europe
51%
53%
54%
52%
52%
56%
55%
55%
56%
57%
59%
61%
59%
27%
25%
23%
24%
22%
21%
17%
16%
15%
15%
15%
14%
13%
1Q21
3Q21
1Q22
3Q22
1Q23
3Q23
1Q24
Remsima IV
Reference Product
Biosimilar A
Biosimilar B

* Based on Infliximab IV Market (Excluding SC)
** Market shares are based on prescription volume
*** Source: IQVIA


Inflectra M/S in the US
79%
75%
68%
67%
63%
59%
57%
55%
52%
52%
51%
52%
51%
53%
14%
17%
21%
22%
26%
29%
30%
30%
30%
29%
28%
27%
26%
26%
11%
10%
1Q21
3Q21
1Q22
3Q22
1Q23
3Q23
1Q24
2Q24
Inflectra
Reference Product
Biosimilar A
Biosimilar B

* Based on Infliximab IV Market (Excluding SC)
** Market shares are based on prescription volume
*** The U.S. market share data is based on IQVIA starting from 4Q23 due to the cessation of data provision by Symphony Health
**** Source: Symphony Health, IQVIA

Source: Celltrion IR Presentation September 2024; https://www.celltrion.com/en-us/investment/ir/presentations

Knob Platform: Next Generation Antibody Therapeutics

KNOB Platform

Transformative platform technology

Multiple targets

First-in-class, modular cow-derived nano antibodies


antigen
glycans
Knob
Stalk
CDR H3
VL
VH

Stanfield, et.al. Sci Adv (2020) 6(20): eaba0468.

PNAS RESEARCH ARTICLE | IMMUNOLOGY AND INFLAMMATION OPEN ACCESS

The smallest functional antibody fragment: Ultralong CDR H3 antibody knob regions potently neutralize SARS-CoV-2

Ruiqi Huang[a], Gabrielle Warner Jenkins[a], Yunjeong Kim[b], Robyn L. Stanfield[c], Amrinder Singh[c], Maria Martinez-Yamout[c], Gerard J. Kroon[c], Jonathan L. Torres[c], Abigail M. Jackson[c], Abigail Kelley[a], Namir Shaabani[d], Baisen Zeng[e], Michael Bacica[f], Wen Chen[f], Christopher Warner[f], Jasmina Radoicic[f], Joongho Joh[g], Krishani Dinali Perera[b], Huldah Sang[b], Tae Kim[b], Jianxiu Yao[b], Fangzhu Zhao[d], Devin Sok[d], Dennis R. Burton[d], Jeff Allen[f], William Harriman[e], Waithaka Mwangi[b], Donghoon Chung[h], John R. Teijaro[d], Andrew B. Ward[c], H. Jane Dyson[c], Peter E. Wright[c,i], Ian A. Wilson[c,i], Kyeong-Ok Chang[b], Duncan McGregor[a], and Vaughn V. Smider[a,j,1]

Edited by Andrew C. Kruse, Harvard University, Cambridg

Cows produce antibodies with a disulfide-bonde
within ultralong heavy chain third complementa
domain is analogous to natural cysteine-rich pept
and stable but can accommodate diverse loops
immunized cattle with SARS-CoV-2 spike and
that could neutralize several viral variants at picon
protect from disease in vivo. The independent C
and maintained the properties of the parent an
SARS-CoV-2 spike was revealed by electron mic
spectroscopy, and mass spectrometry and establis
as the smallest known recombinant independe
other vertebrate antibody fragments, these knobs
domain and have potential as a new class of thera

ultralong CDR3 | knob peptide | phage display | cow an

The therapeutic response to emerging infectious d
several classes of drugs, including biologics and
pandemic, initial efforts enabled rapid discovery
small molecule drug candidates over a somewha
discovery program, the properties of the lead mc


Antibody derived
Small molecule
Fv
25 kDa
VHH
15 kDa
Knob
4.4 kDa
Cyclosporine
1.2 kDa
Imatinib
0.49 kDa
Stalk
3.3 kDa
SARS-CoV-2 spike
Ultralong CDR H3
IgG
~150 kDa
Knob
~5 kDa

THARIMMUNE

Knobs are Bovine-Derived: Can Be Humanized

Isolation of Knobs

- Mouse and human antibodies use flat binding surfaces formed by CDRs on variable regions of heavy/light chain heterodimers.
- Bovine antibodies feature ultralong CDR-H3 regions that create a "stalk and knob" structure, with the "knob" functioning as an independent binding domain.
- Bovine "knob" components, called Picobodies, are ~4-6 kDa, much smaller than camelid nanobodies, and can target recessed or concave antigenic surfaces.


1. Bovine immunisation
C5
2. FACS sorting of antigen-specific B cells and deep sequencing of CDRH3
3. Expression of Bovine ultralong CDRH3 as fusion proteins
4. Screening
TEV protease
5. Proteolytic cleavage of knob domains
6. Purification
Isolated knob domains

Fig 2. Schematic representation of the method for the isolation of knob domain peptides. Immunisation of cattle with human C5 is used to elicit an immune response (step 1). An antigen-specific response is isolated through FACS of immune cells, using 2 populations of fluorescently labelled C5 (step 2). Cells that are double positive for C5 are sorted into a polyclonal mixture. After RT-PCR, PCR primers specific to CDRH3 are used to create a CDRH3 library. Ultralong CDRH3 are identified using deep sequencing and expressed as cleavable fusion proteins (CDRH3-ScFc or Fab-CDRH3) (step 3). After screening (step 4), TEV protease can be used to excise the knob domain peptides (step 5), which are purified using RP-HPLC (step 6). CDRH3, heavy-chain complementarity-determining region 3; FACS, fluorescence-activated cell sorting; RP-HPLC, reversed-phase high-performance liquid chromatography; RT-PCR, reverse transcription polymerase chain reaction; ScFc, single-chain Fc; TEV, Tobacco etch virus.

https://doi.org/10.1371/journal.pbio.3000821.g002

THARIMMUNE

Novel Structures of Knobs with Ultralong CDR Domains


CDRH3
Human
Cow

Novel cow-derived Knob Domain


antigen
glycans
Knob
Stalk
CDR H3
VL
VH

These long CDRH3 domains can be expressed onto humanized Ab frameworks or Ab-Drug Conjugates

Knobs are Much Smaller than Traditional Antibodies


Adalimumab Fab
(4NYL)
50 kDa
Anti-lysosyme VHH
(1MEL)
15 kDa
Knob domain
(5E99)
4.2 kDa
Cyclosporine
(2ESL)
1.2 kDa
Methotrexate
(1RG7)
0.45 kDa

Traditional Abs have LIMITED BINDING RANGE.

Knobs bridge the gap between small molecules and antibody fragments – allowing for better fit into target proteins – including existing targets: PD-1, HER3 and HER2, among many others.

Due to size, can access *UNDRUGGABLE areas of VALIDATED targets*.

THARIMMUNE

Knob Platform: Next Generation Antibody Therapeutics

KNOB Platform

Transformative platform technology

Multiple targets

First-in-class, modular humanized, cow-derived nano antibodies


antigen
glycans
Knob
Stalk
CDR H3
VL
VH

Stanfield, et.al. Sci Adv (2020) 6(20): eaba0468.

- ✓ Proprietary knobs can be utilized to create bi-, tri, -tetra specific antibodies
- ✓ May be synergistic as single-domain agents to improve efficacy of existing treatments (e.g. PD-1 Abs)
- ✓ Can be developed onto IgG scaffolds to create ADCs
- ✓ Can be developed into a new class of agents using a variety of Ab backbones